UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
 OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2022

Forge Global Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39794	98-1561111
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

415 Mission St. Suite 5510 San Francisco, California (Address of principal executive offices)	94105 (Zip Code)

(415) 881-1612

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FRGE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Certain Officers

On July 15, 2022, Forge Global Holdings, Inc. (the “Company”) announced the promotion of Jose Cobos, the Company’s current Chief Operating Officer, to serve as the Company’s President, effective as of July 14, 2022.

Mr. Cobos joined the Company as Chief Revenue Officer in November 2019 and has served as Chief Operating Officer since May 2021. Prior to this, he served as the Head of Technology Capital Markets at the NYSE from January 2018 to November 2019. He previously served as a Managing Director of Cowen Inc. from 2011 to December 2017 and a Principal at Piper Jaffray where he worked from 2004 to 2011. He started his career serving as a Navy SEAL Officer from 1995 to 2001 and worked at General Mills from 2003 to 2004. Mr. Cobos earned his M.B.A. degree from Stanford University in 2003 and his B.S. degree in Economics from the United States Naval Academy.

Mr. Cobos’ existing compensation arrangements with the Company remain unchanged following this promotion. There are no related party transactions between the Company and Mr. Cobos (or any of his immediate family members) requiring disclosure under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Cobos and any other persons pursuant to which he was promoted to President of the Company, and there are no family relationships between Mr. Cobos and any director or executive officer of the Company.

A copy of the press release announcing Mr. Cobos’ promotion and other matters is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated July 15, 2022
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forge Global Holdings, Inc.

Date: July 15, 2022	By:	/s/ Kelly Rodriques
	Name:	Kelly Rodriques
	Title:	Chief Executive Officer